Exhibit 10.5

AMENDMENT NUMBER 5 TO PURCHASE AGREEMENT DCT-021/03

     This Amendment Number 5 to Purchase Agreement DCT-021/03, dated as of September 3rd, 2004 ("Amendment No. 5") relates to the Purchase Agreement Number DCT-021/03 between EMBRAER-Empresa Brasileira de Aeronáutica S.A. ("Embraer") and US Airways Group, Inc. ("Buyer") dated May 9th, 2003 (as amended, the "Purchase Agreement"), Buyer and Embraer are collectively referred to herein as the "Parties". Except as otherwise defined herein, all capitalized terms used herein shall have the meanings set forth or referred to in the Purchase Agreement or in the Letter Agreement DCT-022/03 dated as of May 9th, 2003 (as amended, the "Letter Agreement").

     This Amendment No. 5 sets forth the further agreement between Embraer and Buyer relative to, among other things, the incorporation of Major Changes pursuant to Article 11 of the Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing, Embraer and Buyer do hereby agree as follows:

1.     COCKPIT CONSOLE MODIFICATION

**

2.     SELCAL REMOVAL

**

3.     INTERIOR CONFIGURATION CHANGES

**

4.     HEADSET CHANGE

**

5.     LAVATORY IMPROVEMENTS

**

6.     RAINBOW LIGHT INVERSION

**

7.     POLISHED SLATS AND HORIZONTAL STABILIZERS LEADING EDGES

**

8.     ELITE SEATS NEW ARMRESTS

**

9.     CHANGES IN THE ESCALATION INDEXES

       9.1  Since several of the "SIC Codes", as such codes are referred to in Attachments D-1 and D-2 to the Purchase Agreement ("Attachments D-1 and D-2"), are no longer published by the Bureau of Labor Statistics of the US Department of Labor ("BLS"), the following "SIC Codes" in Attachments D-1 and D-2 are hereby deleted and replaced as follows:

From:	To:
SIC Code **	NAICS Code **
SIC Code **	NAICS Code **
SIC Code **	NAICS Code **
SIC Code **	NAICS Code **

       9.2  The change in the escalation indexes as described in Article 9.1 hereof shall apply to all Aircraft subject of the Purchase Agreement.

       9.3  For the EMBRAER 170 Family the "first published" information indexes in Attachments D-2 to the Purchase Agreement shall be the "NAICS Codes" indexes published by the "BLS" on the World Wide Web (http://stats.bls.gov) on ** as the applicable indexes for the period of **. Therefore, the applicable labor indexes calculated in accordance with the escalation formula ** shall be:

Index	Calculated Labor Index
NAICS **	**
NAICS **	**
NAICS **	**
NAICS **	**

       9.4  For the avoidance of doubt, all other provisions of Attachments D-1 and D-2 that were not affected by this change shall remain in full force and effect.

10.     AIRCRAFT BASIC PRICE

       10.1  As a result of the changes referred to in Articles 1, 2, 3, 4, 5 and 6 of this Amendment No. 5, the Aircraft Basic Price in ** economic condition for the **, starting with the ** Aircraft, shall be as follows:

**	**
**	**

       10.2  As a result of the changes referred to in Article 1, 4, 5 and 6 of this Amendment No. 5, the Aircraft Basic Price of the Aircraft that **:

**	**
**	**
**	**

11.     REVISED LIST OF MAINTENANCE PUBLICATIONS

       In Exhibit "1" to Attachment "B" to the Purchase Agreement the following changes are hereby incorporated in the list of technical publications: a**; b) **:

       "**"

12.     REFERENCES REVISION

       12.1  In the second sentence of the fourth paragraph of Section 2.1.2 of Attachment B to the Purchase Agreement ("Attachment B"), the initial phrase "**" is hereby deleted.

       12.2  Sections "2.3.1.d", "2.3.1.e" and "2.3.1.f" on page 9 of Attachment B shall be revised to read, respectively, "2.3.1.f", "2.3.1.g" and "2.3.1.h". For the avoidance of doubt, the first reference to sections "2.3.1.d" and "2.3.1.e" on pages 7 through 9 of Attachment B shall remain unchanged.

13.      SPARE PARTS DEPOT

**

14.     EFFECT UPON PURCHASE AGREEMENT

       All terms and conditions of the Purchase Agreement that have not been specifically and expressly altered or modified hereunder shall remain in full force and effect. In the event any conflict exists between the terms of the Purchase Agreement and the terms of this Amendment No. 5, the terms of this Amendment No. 5 shall control.

15.     COUNTERPARTS

       This Amendment No. 5 may be executed by the Parties in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 5 to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

US AIRWAYS GROUP, INC.	EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A.
By: ___________________________ Name: Eilif Serck-Hanssen____________ Title: Senior Vice President - Finance & Treasurer__________________________	By: ___________________________ Name: Satoshi Yokota___________________ Title: Executive Vice President, Development and Industry___________________________
By: ___________________________ Name: Flavio Rimoli_________________ Title: Sr. Vice-President, Airline Market_
Witness: _________________________ Name: Ross L. Cotjanle____________	Witness: _________________________ Name: Hilario M. Oliveira___________
Date: September 07, 2004_________ Place: Arlington, VA________________	Date: September 08, 2004______________ Place: Sao Jose Dos Campos - SP - Brazil_